UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2005

Date of report (Date of earliest event reported)

SL GREEN REALTY CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The following 18 companies are the “peer group” as currently composed with respect to Exhibit A to our proposed 2005 Stock Option and Incentive Plan contained in Appendix A to our 2005 Proxy Statement:

SL Green Realty Corp. Office Peer Group

1.             Alexandria Real Estate Equities, Inc.

2.             American Financial Realty Trust

3.             Arden Realty Group, Inc.

4.             Boston Properties, Inc.

5.             Brandywine Realty Trust

6.             CarrAmerica Realty Corporation

7.             Corporate Office Properties Trust

8.             Cresent Real Estate Equities Company

9.             Duke Realty Corporation

10.           Equity Office Properties Trust

11.           Highwoods Properties, Inc.

12.           Kilroy Realty Corporation

13.           CRT Properties (formally Koger Equity, Inc.)

14.           Liberty Property Trust

15.           Mack-Cali Realty Corporation

16.           Maguire Properties

17.           Parkway Properties

18.           Prentiss Properties Trust

19.           Reckson Associates Realty Corp.

20.           SL Green Realty Corp.

21.           Trizec Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2005

By:	/s/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer